UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2008

COEUR D’ALENE MINES CORPORATION
(Exact name of Registrant as specified in its charter)

Idaho	1-8641	84-0109423
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

505 Front Avenue,	83814
Coeur d’Alene, Idaho	(Zip Code)
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (208) 667-3511

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

        On May 13, 2008, the independent directors of Coeur d’Alene Mines Corporation (“Coeur” or the “Company”) approved certain amendments to the Company’s Employment Agreement with Dennis E. Wheeler, the Company’s Chairman, President and Chief Executive Officer. The amendments include extending the term of the Employment Agreement to December 31, 2010 and inserting provisions related to Internal Revenue Code Section 409A compliance. A copy of such Employment Agreement (as amended and restated) is attached hereto as Exhibit 10.

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits.

The following exhibit is filed herewith:

        Exhibit 10   Employment Agreement (as amended and restated) between the Registrant and Dennis E. Wheeler, dated as of May 7, 2008.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COEUR D’ALENE MINES CORPORATION
(Registrant)
Dated: May 16, 2008	By: /s/ Kelli C. Kast
Kelli C. Kast
Vice President, General Counsel and
Corporate Secretary